SUMMARY PROSPECTUS AND PROSPECTUS SUPPLEMENT OF

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

MID-TERM BOND PORTFOLIO

BOND PORTFOLIO

DATED AS OF JUNE 17, 2022

Effective on June 13, 2022, Christopher Malfant joined Mutual of America Capital Management (the “Adviser”) as Executive Vice President, Director of Fixed Income of the Adviser and a Portfolio Manager of the Mid-Term Bond Portfolio and Bond Portfolio.

Summary Prospectus text changes:

The following disclosure replaces the text under the heading Portfolio Managers for the Mid-Term Bond Portfolio and Bond Portfolio:

Portfolio Managers. Christopher Malfant, Executive Vice President of the Adviser, and a portfolio manager since June 2022, and Jacqueline Sabella, Senior Vice President of the Adviser, and a portfolio manager of the fixed income investment strategy since July 2021, and a portfolio manager of the mortgage-backed securities segment of the Portfolio since its inception in January 2020, are primarily responsible for the day-to-day management of the Portfolio.

Prospectus text changes:

The following disclosure is added to page 105, under the section heading Portfolio Managers.

Christopher Malfant, Executive Vice President of the Adviser, joined the Adviser in June 2022 and has approximately 15 years of experience in the financial industry with a focus on managing fixed income portfolios.

The following disclosure replaces the text on page 106 under the sub-heading Bond Portfolio and Mid-Term Bond Portfolio:

The fixed income investment strategy and day-to-day operations of the Bond Portfolio and Mid-Term Bond Portfolio, as well as the mortgage-backed securities portion of each Portfolio, are managed by Christopher Malfant and Jacqueline Sabella. See “Portfolio Managers” for additional information.